UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2009 (January 11, 2009)

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 11, 2009, Advanced Medical Optics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories, an Illinois corporation (“Parent”), and Rainforest Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

•

Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01, of the Company, including the associated preferred stock purchase rights (collectively, the “Shares”), at a purchase price of $22.00 per share, net to the holder in cash (the “Offer Price”), without interest; and

•

as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. In the Merger, the Shares remaining outstanding following the consummation of the Offer, other than Shares held by Parent, Purchaser or any of Parent’s wholly owned subsidiaries, or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The obligation of Purchaser to accept for payment and pay for the Shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act and the antitrust laws of certain other applicable foreign jurisdictions. An additional condition to Purchaser’s obligation to accept for payment and pay for the Shares tendered in the Offer is that the number of the outstanding Shares that have been validly tendered and not properly withdrawn, together with any Shares owned by Parent or its subsidiaries, equals at least a majority of the Shares on a fully-diluted basis.

The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent and Purchaser own at least 90% of the outstanding Shares, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute.

Pursuant to the Merger Agreement and subject to applicable law, the Company has granted to Purchaser an option (the “Top-Up Option”) to purchase the number of Shares (the “Top-Up Shares”) that, when added to the number of Shares owned by Purchaser immediately prior to such exercise, shall constitute at least 90% of the number of Shares outstanding after such exercise. The per share exercise price of the Top-Up Option is equal to the Offer Price. The Top-Up Option will not be exercisable for a number of Shares in excess of the Company’s authorized but unissued Shares (giving effect to Shares reserved for issuance under the Company’s equity plans as if such Shares were outstanding).

The Merger Agreement contains customary representations and warranties of the Company, on the one hand, and of Parent and Purchaser, on the other. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Parent and the Purchaser and may be subject to important qualifications and limitations agreed to by the Company, Parent and the Purchaser in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among the Company, Parent and the Purchaser rather than establishing matters as facts.

The Merger Agreement also includes customary covenants of the Company, Parent and the Purchaser. The Company has agreed to operate its business in the ordinary course until the Merger is consummated. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee and under specified circumstances, their expenses.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Tender and Support Agreements

Concurrently with the execution of the Merger Agreement, James V. Mazzo, the Company’s Chairman and Chief Executive Officer, G. Mason Morfit, one of the Company’s directors and two entities that are affiliated with Mr. Morfit (ValueAct Capital Master Fund, L.P. and ValueAct Capital Master Fund III, L.P.) entered into separate Tender and Support Agreements (the “Tender and Support Agreements”) with Parent and Purchaser under which they, among other things, (i) agreed to not Transfer (as defined therein) any of their Shares during the term of the agreement, subject to certain exceptions; (ii) agreed to tender all of their Shares pursuant to the Offer; (iii) agreed to vote (or execute a consent with respect to) the Shares in favor of the Merger; and (iv) agreed to vote against (or execute a consent with respect to) any action or agreement that would result in a breach of any covenant, representations or warranty or any other obligation or other agreement of the Company under the Merger Agreement and to vote against any action or agreement (other than the Merger Agreement) that would, directly or indirectly, impede, interfere with, delay, postpone or directly or indirectly, discourage the Offer or the Merger.

The Tender and Support Agreements terminate on the earliest of (i) the mutual written consent of the parties; (ii) the Effective Time (as defined in the Merger Agreement); (iii) the termination of the Merger Agreement in accordance with its terms; and (iv) the amendment of the Offer or the Merger Agreement to provide for a reduction in the Offer price or a change in the form of consideration to be paid in the Offer.

Copies of the Tender and Support Agreements are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference. The foregoing description of the Tender and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Tender and Support Agreements.

Amendment to Rights Agreement

Concurrently with the execution of the Merger Agreement, the Company and Mellon Investor Services LLC (the “Rights Agent”) entered into the First Amendment (the “Amendment”) to the Rights Agreement, dated as of June 24, 2002, by and between the Company and the Rights Agent (as so amended, the “Rights Agreement”). The Amendment, among other things, renders the Rights Agreement inapplicable to, among other things, the Merger Agreement and the transactions contemplated thereby. In particular, the Amendment provides that none of (i) the approval, adoption, execution or delivery of the Merger Agreement or the Tender and Support Agreements; (ii) the public or other announcement of the Merger Agreement, the Top-Up Option, the Tender and Support Agreement, or any transaction contemplated by or arising in connection with the Merger Agreement or the Tender and Support Agreements; and (iii) the consummation of the Offer, the Merger, or any transactions contemplated by or arising in connection with the Merger or Tender and Support Agreement, will result in the Rights (as such term is defined in the Rights Agreement) becoming exercisable or in Parent or its affiliates and associates being deemed an “Acquiring Person” under the Rights Agreement.

A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Employment and Retention Agreement

James V. Mazzo has entered into an employment and retention agreement (the “Employment Agreement”) with Parent and the Company, the terms of which are contingent upon the Closing (as defined in the Merger Agreement) and become effective at the Effective Time (as defined in the Merger Agreement) of the Merger.

Under the terms and conditions of the Employment Agreement, Mr. Mazzo will serve as Senior Vice President, President, AMO, and his initial base salary will be $775,000 and future salary increases will be based on merit according to overall performance and in line with Parent’s performance and merit criteria in accordance with other similarly situated officers of Parent. In lieu of the payments due to Mr. Mazzo under the change in control provisions of his existing employment agreement with the Company, Mr. Mazzo will be entitled to receive: (i) a lump sum cash payment equal to $2,325,000 at the Effective Time of the Merger; (ii) an additional lump sum cash payment equal to $2,325,000, plus an additional gross-up amount for taxes as contemplated under his existing employment agreement with the Company, if: (a) Mr. Mazzo remains an employee of Parent or the Company as of the six-month anniversary of the Effective Time; (b) Mr. Mazzo’s employment is terminated by Parent of the Company prior to the six-month anniversary of the Effective Time of the Merger for any reason, other than as a result of a discharge for cause; or (c) Mr. Mazzo’s employment is terminated by him prior to the six-month anniversary of the Effective Time of the Merger in a voluntary resignation for good reason; (iii) an additional lump sum cash payment equal to $1,500,000, plus an additional gross-up amount, on the first anniversary of the Effective Time of the Merger if Mr. Mazzo remains an employee of Parent or of the Company; and (iv) an additional lump sum cash payment equal to $1,500,000, plus an additional gross-up amount, on the eighteen month anniversary of the Effective Time of the Merger if Mr. Mazzo remains an employee of Parent or of the Company.

In addition, Mr. Mazzo will be eligible to participate in Parent’s performance incentive plan. Mr. Mazzo’s participation target will be 100% of his base salary in accordance with other similarly situated officers of Parent. As soon as practicable following the Effective Time of the merger, Mr. Mazzo will be awarded (i) 30,000 shares of common stock of Parent, which will vest ratably over three years; and (ii) 20,000 shares of common stock of Parent, which will vest after eighteen months of employment with Parent or of the Company.

A copy of the Employment Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement.

ITEM 3.03	Material Modifications to Rights of Security Holders.

See the description of the Amendment to Rights Agreement under Item 1.01 above. Such disclosure is incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the description of the Employment Agreement under Item 1.01 above. Such disclosure is incorporated herein by reference.

ITEM 8.01	Other Events.

On January 12, 2009, the Company and Parent issued a joint press release regarding the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 11, 2009, by and among Advanced Medical Optics, Inc., Abbott Laboratories and Rainforest Acquisition Inc.

4.1	First Amendment to Rights Agreement, dated as of January 11, 2009, by and between Advanced Medical Optics, Inc. and Mellon Investor Services, LLC

10.1	Tender and Support Agreement, dated as of January 11, 2009, by and among G. Mason Morfit, ValueAct Capital Master Fund L.P., ValueAct Capital Master Fund III, L.P., Abbott Laboratories and Rainforest Acquisition Inc.

10.2	Tender and Support Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott Laboratories and Rainforest Acquisition Inc.

10.3	Employment and Retention Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott Laboratories and Advanced Medical Optics, Inc.

99.1	Press Release, issued and dated January 12, 2009, by Advanced Medical Optics, Inc. and Abbott Laboratories

Important Information

The tender offer for the outstanding Shares referred to in this current report on Form 8-K has not commenced. This report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy Shares will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the Securities and Exchange Commission (the “SEC”). At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Stockholders of the Company will be able to obtain a free copy of these documents (when they become available) and other documents filed by the Company or Parent with the SEC at the website maintained by the SEC at http://www.sec.gov.

In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from the Company by contacting Advanced Medical Optics, Inc. at 1700 E. St. Andrew Place, Santa Ana, California 92705, Attention: Investor Relations.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company’s stockholders will tender their Shares in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, as well as the tender offer documents to be filed by Purchaser and the Solicitation/Recommendation Statement to be filed by the Company. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

Date: January 13, 2009	By:	/s/ Aimee S. Weisner
	Name:	Aimee S. Weisner
	Title:	Executive Vice President, Administration, and Secretary

EXHIBIT LIST

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 11, 2009, by and among Advanced Medical Optics, Inc., Abbott Laboratories and Rainforest Acquisition Inc.

4.1	First Amendment to Rights Agreement, dated as of January 11, 2009, by and between Advanced Medical Optics, Inc. and Mellon Investor Services, LLC

10.1	Tender and Support Agreement, dated as of January 11, 2009, by and among G. Mason Morfit, ValueAct Capital Master Fund L.P., ValueAct Capital Master Fund III, L.P., Abbott Laboratories and Rainforest Acquisition Inc.

10.2	Tender and Support Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott Laboratories and Rainforest Acquisition Inc.

10.3	Employment and Retention Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott Laboratories and Advanced Medical Optics, Inc.

99.1	Press Release, issued and dated January 12, 2009, by Advanced Medical Optics, Inc. and Abbott Laboratories